                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We consent to the reference to our firm under the captions "Consolidated Selected Financial Data" and "Experts" and to the use of our report dated
    February 14, 1996, in the Registration Statement (Form S-1 No. 333-     )
    and related Prospectus of Brown & Sharpe Manufacturing Company for the registration of 4,779,400 shares of its common stock.


                                                           ERNST & YOUNG LLP

    Providence, Rhode Island
    August 22, 1996